--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1997

Dear Trust Shareholder,

    After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

    Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

    This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.

Sincerely,

/s/ Laurence D. Fink                      /s/ Ralph L. Schlosstein
Laurence D. Fink                          Ralph L. Schlosstein
Chairman                                  President

                                                                   July 31, 1997

Dear Shareholder:

    We are pleased to present the semi-annual report for The BlackRock Florida Insured Municipal 2008 Term Trust ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

    The Trust is a non-diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRF". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") Florida tax-exempt general obligation and revenue bonds issued by city, county and state municipalities, and certain territories and possessions of the United States.

    The table below summarizes the changes in the Trust's stock price and net asset value over the period:

                                6/30/97   12/31/96  CHANGE   HIGH    LOW
STOCK PRICE                     $15.4375  $15.125    2.07%  $15.50  $14.75
NET ASSET VALUE (NAV)           $  15.88  $15.78     0.63%  $16.00  $15.46

THE FIXED INCOME MARKETS

    The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the Federal Reserve raised the Federal funds rate by 25 basis points at their March 25, 1997 policy meeting as a pre-emptive strike against inflation.

    After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20, 1997 and July 2, 1997 policy meetings and wait for more definite signs of inflation before increasing interest rates.

    Florida's economy continues to diversify from its service-based origins and is growing relative to its region and the United States as a whole. Both Florida's population and workforce have been rapidly growing. Florida's employment expanded through the recession earlier in the decade and increased 10% between 1992-1996; further, since 1980 Florida's population has increased nearly 50%, bringing the total population to 14.4 million, the 4th largest total in the U.S. These postive economic factors helped spur an upgrade in Florida's bond rating from AA to AA+ by Standard & Poor's in April 1997.

    Short-to-intermediate maturity municipals underperformed Treasury equivalents during the first quarter, despite the historically favorable interest rate environment. Issuance of municipal debt declined almost 10% during the first quarter 1997 from first quarter 1996 due to the higher interest rate environment. Municipal bonds performed reasonably well during the second quarter, despite a strong rally in the Treasury market. With nearly $60 billion worth of municipal issues maturing in June and July, strong investor demand came from both individuals and institutions seeking to reinvest their principal back into the market. New municipal deals were heavily oversubscribed during the second quarter, with a manageable supply of new issues coming to the market. For the six month period ended June 30, 1997, municipal bonds as measured by the LEHMAN BROTHERS MUNICIPAL INDEX slightly outperformed their taxable counterparts (LEHMAN BROTHERS AGGREGATE INDEX) with a total return of 3.20% vs. 3.11%.

    Looking forward, a number of distractions may impede further yield spread tightening in the municipal market, including potential tax reforms and the strong rallies in the Treasury and stock markets. BlackRock believes that municipals are currently trading at historically rich ratios versus Treasuries. We remain focused on shorter maturity securities until the market provides further guidance on the direction of interest rates, or the supply/demand characteristics of the market are altered.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

    The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Over the past six months, there has been relatively little trading activity in the Trust, due to price appreciation of a majority of securities in the portfolio above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent strategy at this time.

    The following chart compares the Trust's current and December 31, 1996 asset composition:

            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

   SECTOR                                          JUNE 30, 1997                        DECEMBER 31, 1996
   County, City & State                                 17%                                    17%
   Water & Sewer                                        15%                                    15%
   Tax Revenue                                          15%                                    15%
   Transportation                                       14%                                    14%
   Hospital                                             12%                                    12%
   Lease Revenue                                        6%                                     6%
   Building                                             6%                                     6%
   Utility/Power                                        5%                                     5%
   Resource Recovery                                    4%                                     4%
   Education                                            2%                                     2%
   Other                                                4%                                     4%

    Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's 25 basis point (0.25%) increase in the Fed funds target rate on March 25, 1997 resulted in a modest increase in the Trust's borrowing costs; however, we do not believe that one increase in short term interest rates will negatively impact the Trust's long-term income earning ability.

    We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Florida Insured Municipal 2008 Term Trust. Please feel free to contact our marketing center at (800) 227-7BFM
(7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/ Robert S. Kapito                      /s/ Kevin Klingert

Robert S. Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager       Managing Director and Portfolio
BlackRock Financial Management, Inc.      Manager
                                          BlackRock Financial Management, Inc.

                          THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
Symbol on New York Stock Exchange:                                                 BRF
Initial Offering Date:                                                      September 18, 1992
Closing Stock Price as of 6/30/97:                                               $15.4375
Net Asset Value as of 6/30/97:                                                    $15.88
Yield on Closing Stock Price as of 6/30/97 ($15.4375)(1):                         5.59%
Current Monthly Distribution per Common Share(2):                                $0.07188
Current Annualized Distribution per Common Share(2):                             $0.86256

--------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

               PRINCIPAL                                                                               OPTION
                 AMOUNT                                                                                 CALL           VALUE
   RATING*       (000)                                  DESCRIPTION                                 PROVISIONS++      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                           LONG-TERM INVESTMENTS -- 145.1%
     AAA       $   1,500   Altamonte Springs Wtr. & Swr. Sys. Rev., 6.00%, 10/01/08, FGIC........     10/02 at 102  $  1,601,805
     AAA          10,000   Brevard Cnty. Sch. Brd., C.O.P., Ser. A, 6.375%, 7/01/02+, AMBAC......     No Opt. Call    11,009,300
                           Canaveral Port Auth. Impvt. Rev., FGIC,
     AAA           2,980     6.00%, 6/01/07......................................................     06/02 at 102     3,194,411
     AAA           3,155     6.00%, 6/01/08......................................................     06/02 at 102     3,367,647
     AAA           1,000   Dade Cnty. Aviation Rev., Ser. A, 6.00%, 10/01/08, AMBAC..............     10/05 at 102     1,083,070
     AAA           5,000   Dade Cnty. G.O., Ser. A, Zero Coupon, 2/01/08, MBIA...................   02/06 at 92.85     2,860,050
                           Dade Cnty. Sch. Brd., C.O.P., Ser. A, MBIA,
     AAA           2,000     5.75%, 5/01/08......................................................     05/04 at 101     2,090,380
     AAA           3,465     5.75%, 5/01/12......................................................     05/04 at 101     3,564,238
     AAA           2,500   Dade Cnty. Sch. Dist. Rev., 6.125%, 8/01/01+, FGIC....................     No Opt. Call     2,663,100
     AAA           2,000   Dade Cnty. G.O., Ser. B, Zero Coupon, 10/01/08, AMBAC.................     No Opt. Call     1,122,840
     AAA           2,500   Daytona Beach Wtr. & Swr. Rev., 6.00%, 11/15/09, AMBAC................     11/02 at 102     2,652,325
                           Duval Cnty. Sch. Dist., G.O., AMBAC,
     AAA           3,015     6.30%, 8/01/06......................................................     08/02 at 102     3,261,567
     AAA           9,000     6.30%, 8/01/07......................................................     08/02 at 102     9,736,020
                           Escambia Cnty. Utils. Auth. Sys. Rev., FGIC,
     AAA           2,450     Ser. A, 6.10%, 1/01/09..............................................     01/03 at 102     2,614,811
     AAA           1,595     Ser. B, 6.125%, 1/01/09.............................................     No Opt. Call     1,754,309
     AAA           8,255   Florida St. Brd. of Ed. Wtr. & Swr. Sys. Rev., Pub. Ed., 6.125%,
                             6/01/08, FGIC.......................................................     06/02 at 101     8,742,210
                           Florida St. Div. Bd. Fin. Dept. Rev. Dept., Nat. Res. & Pres.,
                             Ser. 2000-A,
     AAA           3,500     6.25%, 7/01/08, MBIA................................................     07/02 at 101     3,739,785
     AAA           6,000     6.25%, 7/01/09, MBIA................................................     07/02 at 101     6,411,060
     AAA           5,000     6.25%, 7/01/10, MBIA................................................     07/02 at 101     5,342,550
     AAA           2,500     6.75%, 7/01/07, AMBAC...............................................     07/01 at 102     2,733,850
     AAA           3,000   Greater Orlando Aviation Auth., Arpt. Facs. Rev., Ser. D, 6.20%,
                             10/01/08, AMBAC.....................................................     10/02 at 102     3,245,640
     AAA          10,000   Hillsborough Cnty., Tampa Intl. Arpt. Aviation Rev., Ser. A, 5.75%,
                             10/01/11, AMBAC.....................................................     10/99 at 104    10,276,600
                           Hillsborough Cnty., Cap. Impvt., FGIC,
     AAA           2,630     6.25%, 8/01/04+.....................................................     No Opt. Call     2,898,523
     AAA           1,500     6.60%, 8/01/04+.....................................................     No Opt. Call     1,684,485
     AAA           5,000   Hillsborough Cnty., Sch. Brd., C.O.P., 5.875%, 7/01/08, MBIA..........     07/04 at 102     5,296,400
                           Indian Trace Cmnty. Dev. Dist., Wtr. Mgmt. Spec. Benefit, Ser. A,
                             MBIA,
     AAA           3,000     5.625%, 5/01/08.....................................................     05/05 at 102     3,144,960
     AAA           2,910     5.75%, 5/01/09......................................................     05/05 at 102     3,055,500
     AAA           4,000   Jacksonville Elec. Auth. Rev., 5.75%, 10/01/12, AMBAC.................     10/02 at 102     4,091,360
     AAA           5,000   Jacksonville G.O., Ser. A, 5.50%, 10/01/12, AMBAC.....................     10/02 at 102     5,061,800
     AAA           2,000   Lakeland Elec. & Wtr. Rev., Jr. Sub. Lien, 5.875%, 10/01/08, FGIC.....     No Opt. Call     2,160,760
     AAA           9,850   Lakeland Hosp. Sys. Rev., Regl. Med. Care Ctr. Proj., Ser. B, 6.10%,
                             11/15/08, FGIC......................................................     11/02 at 102    10,550,433
     AAA           1,100   Lakeland Wastewater Impvt. Rev., 5.50%, 10/01/08, MBIA................     10/02 at 102     1,137,015
     AAA           4,500   Lee Cnty. Arpt. Rev., Ser. A, 5.50%, 10/01/10, AMBAC..................     10/02 at 100     4,569,660
     AAA           4,750   Lee Cnty. G.O., Ser. A, 7.30%, 10/01/07, MBIA                              10/99 at 102     5,129,145
     AAA           1,650   Lee Cnty. Local Option Gas Tax Rev., 5.50%, 10/01/09, MBIA............     10/99 at 100     1,664,372

--------------------------------------------------------------------------------

               PRINCIPAL                                                                               OPTION
                 AMOUNT                                                                                 CALL           VALUE
   RATING*       (000)                                  DESCRIPTION                                 PROVISIONS++      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
     AAA       $   1,000   Marion Cnty. Hosp. Dist. Rev., Munroe Regl. Med. Ctr., 6.20%,
                             10/01/07, FGIC......................................................     10/02 at 102  $  1,079,450
     AAA           3,750   Melbourne Wtr. & Swr. Rev., Ser. C, 6.25%, 10/01/08, FGIC.............     10/02 at 102     4,047,450
     AAA          11,000   Miami Beach Hlth. Facs. Auth. Hosp. Rev., Mt. Sinai Med. Ctr. Proj.,
                             6.25%, 11/15/08, FSA................................................     11/02 at 102    11,805,200
                           Miami, G.O., FGIC,
     AAA           1,345     5.90%, 12/01/08.....................................................     No Opt. Call     1,442,687
     AAA           1,000     6.00%, 12/01/09.....................................................     No Opt. Call     1,081,660
     AAA           1,000   Orange Cnty. Pub. Svc. Tax, 5.70%, 10/01/08, FGIC.....................     10/05 at 102     1,055,890
     AAA           1,500   Orange Cnty. Tourist Devel. Tax Rev., Ser. A, 5.85%, 10/01/08, MBIA...     No Opt. Call     1,616,025
     AAA           2,000   Osceola Cnty. Trans. Rev., Osceola Pkwy. Proj., 5.95%, 4/01/08,
                             MBIA................................................................     04/02 at 102     2,118,800
     AAA           3,100   Palm Bay Util. Rev., Ser. B, 6.10%, 10/01/02+, MBIA...................     No Opt. Call     3,376,737
     AAA           7,085   Pasco Cnty. Solid Waste Disp. & Res. Rec. Sys. Rev., 6.00%, 4/01/09,
                             FGIC................................................................     04/02 at 102     7,505,211
     AAA          11,000   Pasco Cnty. Wtr. & Swr. Rev., Ser. A, 6.00%, 10/01/09, FGIC...........     10/02 at 102    11,693,770
     AAA           1,000   Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 5.90%, 7/01/08, MBIA........     07/04 at 102     1,063,300
     AAA           2,000   Seminole Cnty. Wtr. & Swr. Rev., 6.00%, 10/01/09, MBIA................     No Opt. Call     2,186,500
                           Tampa Wtr. & Swr. Rev., Ser. A, FGIC
     AAA           1,405     6.25%, 10/01/02+....................................................      No Opt Call     1,532,476
     AAA           1,095     6.25%, 10/01/12.....................................................     10/02 at 101     1,158,203
     AAA           4,065   Volusia Cnty. Edl. Fac. Auth. Rev., Embry-Riddle Aeronautical Univ.,
                             6.50%, 10/15/08, CONNIE LEE.........................................     10/02 at 102     4,423,980
                                                                                                                    ------------
                           TOTAL LONG TERM INVESTMENTS (cost $186,066,070).......................                    200,699,320
                                                                                                                    ------------
                           SHORT-TERM INVESTMENTS** -- 0.4%
                           FLORIDA -- 0.2%
     A1+             200   Manatee Cnty., Fla. Poll. Ctl. Rev. FRDD, 3.90%, 7/01/97..............              N/A       200,000
     A+              100   St. Lucie Cnty. Fla., Poll. Ctl. Rev., FRDD, 3.90%, 7/01/97...........              N/A       100,000
                                                                                                                    ------------
                                                                                                                         300,000
                                                                                                                    ------------
                           MISSISSIPI -- 0.1%
     P1              200   Jackson Cnty. Poll. Ctrl. Rev., Chevron U.S.A. Inc. Proj., Rfdg,
                             4.00%, 7/01/97......................................................              N/A       200,000
                                                                                                                    ------------
                           UTAH -- 0.1%
     A1+             100   Salt Lake Cnty. Utah Poll. Ctl. Rev., Proj. B, FRDD, 4.15%, 7/01/97                 N/A       100,000
                                                                                                                    ------------
                           TOTAL SHORT-TERM INVESTMENTS (cost $600,000)..........................                        600,000
                                                                                                                    ------------
                           TOTAL INVESTMENTS 145.5% (cost $186,666,070)..........................                    201,299,320
                           Other assets in excess of liabilities -- 2.2%.........................                      2,978,681
                           Liquidation value of preferred stock -- (47.7)%.......................                    (66,000,000)
                                                                                                                    ------------
                           NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100%..................                   $138,278,001
                                                                                                                    ------------
                                                                                                                    ------------

---------------

 *  Rating: user the higher of Standard & Poor's, Moody's or Fitch's.

** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

 +  This bond is prerefunded. See glossary for definition.

++ Option Call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                                        KEY TO ABBREVIATIONS
             AMBAC             --      American Municipal Bond Assurance Corporation
             C.O.P.            --      Certificate of Participation
             CONNIE LEE        --      College Construction Loan Insurance Association
             FGIC              --      Financial Guaranty Insurance Company
             FRDD              --      Floating Rate Daily Demand
             FSA               --      Financial Security Assurance
             G.O.              --      General Obligation Bond
             MBIA              --      Municipal Bond Insurance Association

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
(UNAUDITED)
----------------------------------------------
----------------------------------------------

ASSETS
Investments, at value (cost
  $186,666,070) (Note 1)...........  $  201,299,320
Interest receivable................       3,176,894
Cash...............................          85,831
Deferred organization expense and
  other assets.....................          20,594
                                     --------------
                                        204,582,639
                                     --------------
LIABILITIES
Advisory fee payable (Note 2)......          59,357
Dividends payable--common stock....          45,316
Dividends payable--preferred
  stock............................          25,419
Administration fee payable (Note
  2)...............................          16,959
Other accrued expenses.............         157,587
                                     --------------
                                            304,638
                                     --------------
NET INVESTMENT ASSETS..............  $  204,278,001
                                     --------------
                                     --------------
Net investment assets were
  comprised of:
  Common shares of beneficial
    interest:
    Par value (Note 4).............  $       87,071
    Paid-in capital in excess of
      par..........................     120,907,481
  Preferred shares of beneficial
    interest (Note 4)..............      66,000,000
                                     --------------
                                        186,994,552
Undistributed net investment
  income...........................       2,862,826
Accumulated net realized loss......        (212,627)
Net unrealized appreciation........      14,633,250
                                     --------------
Net investment assets, June 30,
  1997.............................  $  204,278,001
                                     --------------
                                     --------------
Net assets applicable to common
  shareholders.....................  $  138,278,001
                                     --------------
                                     --------------
Net asset value per common share of
  beneficial interest:
 ($138,278,001 DIVIDED BY 8,707,093
  common shares of beneficial
  interest issued and
  outstanding).....................          $15.88
                                     --------------
                                     --------------
------------------------------
  THE BLACKROCK FLORIDA INSURED
  MUNICIPAL 2008 TERM TRUST
  STATEMENT OF OPERATIONS
  SIX MONTHS ENDED JUNE 30, 1997
  (UNAUDITED)
  --------------------------------
NET INVESTMENT INCOME
Income
  Interest and discount earned.....  $    5,766,127
                                     --------------

Expenses
  Investment advisory..............         349,311
  Administration...................          99,803
  Auction agent....................          88,223
  Custodian........................          33,000
  Reports to shareholders..........          17,000
  Trustees.........................          15,000
  Audit............................          14,000
  Transfer agent...................           8,000
  Miscellaneous....................          52,224
                                     --------------
  Total expenses...................         676,561
                                     --------------
Net investment income..............       5,089,566
                                     --------------

UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net change in unrealized
  appreciation on investments......         701,535
                                     --------------
Net gain on investments............         701,535
                                     --------------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS...  $    5,791,101
                                     --------------
                                     --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           SIX MONTHS
                                                                                             ENDED       YEAR ENDED
                                                                                            JUNE 30,    DECEMBER 31,
                                                                                              1997          1996
                                                                                          ------------  ------------

  INCREASE (DECREASE) IN NET INVESTMENT ASSETS

  OPERATIONS:

    Net investment income...............................................................  $  5,089,566  $ 10,069,611

    Net change in unrealized appreciation (depreciation) on investments.................       701,535    (2,665,312)
                                                                                          ------------  ------------

      Net increase in net investment assets resulting from operations...................     5,791,101     7,404,299
                                                                                          ------------  ------------

  DIVIDENDS AND DISTRIBUTIONS:

    To preferred shareholders from net investment income................................    (1,151,560)   (2,128,568)

    To common shareholders from net investment income...................................    (3,755,133)   (7,510,208)
                                                                                          ------------  ------------

      Total dividends and distributions.................................................    (4,906,693)   (9,638,776)
                                                                                          ------------  ------------

        Total increase (decrease).......................................................       884,408    (2,234,477)

  NET INVESTMENT ASSETS

  Beginning of period...................................................................   203,393,593   205,628,070
                                                                                          ------------  ------------

  End of period.........................................................................  $204,278,001  $203,393,593
                                                                                          ------------  ------------
                                                                                          ------------  ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
FINANCIAL HIGHLIGHTS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                   SEPTEMBER 28,
                                     SIX MONTHS                                                        1992*
                                        ENDED                 YEAR ENDED DECEMBER 31,                 THROUGH
                                      JUNE 30,     ---------------------------------------------   DECEMBER 31,
                                        1997         1996        1995        1994        1993          1992
                                     -----------   ---------   ---------   ---------   ---------   -------------
PER COMMON SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of the
  period...........................  $  15.78      $   16.04   $   13.93   $   16.13   $   14.28     $  14.10
                                     -----------   ---------   ---------   ---------   ---------   -------------
  Net investment income............      0.58           1.16        1.15        1.15        1.15         0.15
  Net realized and unrealized gain
    (loss) on investments..........      0.08          (0.31)       2.10       (2.27)       1.75         0.32
                                     -----------   ---------   ---------   ---------   ---------   -------------
Net increase (decrease) from
  investment operations............      0.66           0.85        3.25       (1.12)       2.90         0.47
                                     -----------   ---------   ---------   ---------   ---------   -------------
Dividends from net investment
  income to:
  Preferred shareholders...........     (0.13)         (0.25)      (0.28)      (0.22)      (0.17)       (0.02)
  Common shareholders..............     (0.43)         (0.86)      (0.86)      (0.86)      (0.86)       (0.07)
Distributions from net realized
  gain on investments to:
  Preferred shareholders...........     --            --          --          --          **           --
  Common shareholders..............     --            --          --          --           (0.02)      --
Distributions in excess of net
  realized gain on investments to:
  Preferred shareholders...........     --            --          **          --          --           --
  Common shareholders..............     --            --          **          --          --           --
                                     -----------   ---------   ---------   ---------   ---------   -------------
Total dividends and
  distributions....................     (0.56)         (1.11)      (1.14)      (1.08)      (1.05)       (0.09)
                                     -----------   ---------   ---------   ---------   ---------   -------------
Capital charge with respect to
  issuance of shares...............     --            --          --          --          --            (0.20)
                                     -----------   ---------   ---------   ---------   ---------   -------------
Net asset value, end of
  period***........................  $  15.88      $   15.78   $   16.04   $   13.93   $   16.13     $  14.28#
                                     -----------   ---------   ---------   ---------   ---------   -------------
                                     -----------   ---------   ---------   ---------   ---------   -------------
Market value, end of period***.....  $15.4375      $  15.125   $   15.00   $  12.125   $  14.875     $  14.25
                                     -----------   ---------   ---------   ---------   ---------   -------------
                                     -----------   ---------   ---------   ---------   ---------   -------------
TOTAL INVESTMENT RETURN+...........     4.99%          6.88%      31.26%    (13.27)%       9.94%        (1.56)%
                                     -----------   ---------   ---------   ---------   ---------   -------------
                                     -----------   ---------   ---------   ---------   ---------   -------------
RATIOS TO AVERAGE NET ASSETS OF
 COMMON SHAREHOLDERS:+++
Expenses...........................      1.02%++        1.02%       1.02%       1.09%       0.99%        0.92%++
Net investment income before
  preferred stock dividend.........      7.64%++        7.26%       7.55%       7.86%       7.44%        4.23%++
Preferred stock dividends..........      1.71%++        1.54%       1.84%       1.48%       1.10%        0.59%++
Net investment income available to
  common shareholders..............      5.93%++        5.72%       5.71%       6.38%       6.34%        3.64%++
SUPPLEMENTAL DATA:
Average net assets of common
  shareholders (in thousands)......  $134,401      $ 138,644   $ 133,042   $ 127,640   $ 134,476     $118,875
Portfolio turnover.................         0%             1%         11%         30%          3%          41%
Net assets of common shareholders,
  end of period (in thousands).....  $138,278      $ 137,394   $ 139,628   $ 121,268   $ 140,416     $124,380
Preferred stock outstanding (in
  thousands).......................  $ 66,000      $  66,000   $  66,000   $  66,000   $  66,000     $ 66,000
Asset coverage per share of
  preferred stock, end of
  period##.........................  $ 77,378      $  77,043   $  77,889   $ 141,870   $ 156,376     $144,000

--------------------

  * Commencement of investment operations.

 ** Actual amount paid to preferred shareholders was $0.00344 and $.00344 per common share for the fiscal years ended December 31, 1995 and 1993, respectively. For fiscal year ended December 31, 1995 the actual amount paid to common shareholders was $.001 per common share.

*** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.

 # Net asset value immediately after the closing of the first public offering was $14.06.

## A stock split occurred on July 24, 1995 (Note 4).

  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of the period. Dividends and distributions, if any are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than a full year are not annualized.

 ++ Annualized.

+++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------

NOTE 1. ACCOUNTING
POLICIES The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") was organized in

Massachusetts on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax and Florida intangible property tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

    Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $40,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS The Trust has an Investment Advisory Agreement with BlackRock Financial Manage-

ment, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses, and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO
SECURITIES For the six months ended June 30, 1997, the Trust, other than for short-term invest-

ments, had no purchases or sales.

    The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as the basis for financial reporting, and accordingly, unrealized appreciation was $14,633,250 (on both a gross and net basis).

    For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1996 of approximately $212,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL There are 200 million shares of $.01 par value of beneficial interest authorized. Of the

8,707,093 common shares outstanding at June 30, 1997, the Adviser owned 7,093 shares. As of June 30, 1997, there were 2,640 Series R7 preferred shares outstanding.

    The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,320 shares of beneficial interest and issued a series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series R7--1,320 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

    Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 4.10% for the six months ended June 30, 1997.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

    The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's trustees. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS Subsequent to June 30, 1997, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.07188 per common share payable July 31, 1997 to shareholders of record on July 15, 1997.

    For the period July 1, 1997 to July 31, 1997 dividends declared on Preferred Stock totalled $214,377 in aggregate for the outstanding Preferred Stock series.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with the investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

    The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

    (1) To elect three Directors to serve as follows:

Director                                                                           Class      Term    Expiring
--------------------------------------------------------------------------------  --------  --------  ---------
James Grosfeld..................................................................        I    3 years      2000
James Clayburn La Force, Jr.....................................................        I    3 years      2000
Walter F. Mondale...............................................................       II    1 year       1998

Directors whose term of office continues beyond this meeting are Andrew D. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink, Frank J. Fabozzi, and Ralph L. Schlosstein.

    (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997.

Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                                                   Votes     Votes
                                                                                    for     Against   Abstentions
                                                                                  --------  --------  ---------
James Grosfeld..................................................................  4,785,101      0      51,275
James Clayburn La Force, Jr.....................................................  4,785,101      0      51,275
Walter F. Mondale...............................................................  4,784,106      0      52,270
Ratification of Deloitte & Touche LLP...........................................  4,777,552 16,684      42,139

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

    The Trust's investment objective is to provide current income exempt from federal income tax and Florida intangible personal property tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

    BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

    The Trust intends to invest at least 80% of its total assets in Florida municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured Florida municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

    The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of Florida municipal obligations and retaining a small amount of income each year.

    In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax and Florida intangible personal tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

    The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

    Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

    Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

    The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

    RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

    DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

    LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

    MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRF) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

    ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

    ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

    MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

    ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:                  Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a fund.

MARKET PRICE:              Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S and THE NEW YORK TIMES on Saturday and
                           THE WALL STREET JOURNAL each Monday.

PREMIUM:                   When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:         These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

BLACKROCK

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY
INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM
AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006
INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

    The accompanying financial statements as of June 30, 1997 were not audited and accordingly, no opinion is expressed on them.

    This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK FLORIDA INSURED
                           MUNICIPAL 2008 TERM TRUST
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                 09247H 10 6
                                 09247H 30 7

                    [LOGO]
  THE
  FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
  --------------------------
   SEMI-ANNUAL REPORT
   JUNE 30, 1997

                                                [LOGO]